--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Select Utility Fund for the quarter ended March 31, 2005. The net asset value at that date was $22.37 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $19.18 per share. The fund has now completed it first full year of operations and has delivered the following total returns (including income) compared to its relevant benchmarks:

                                                     TOTAL RETURN, QUARTER ENDED 3/31/05
                                              ------------------------------------------------
                                                MARKET PRICE(a)           NET ASSET VALUE(a)
                                              -----------------------  -----------------------
                                                            SINCE                   SINCE
                                               QUARTER   INCEPTION(b)  QUARTER    INCEPTION(b)
                                               -------   ------------  -------    ------------
Cohen & Steers Select Utility Fund..........     -2.0%        0.8%        1.3%        23.0%
S&P 1500 Utilities Index(c).................      4.7%       23.3%        4.7%        23.3%
Merrill Lynch Fixed Rate Preferred Index(d).     -2.4%       -0.1%       -2.4%        -0.1%
S&P 500 Index...............................     -2.2%        6.6%       -2.2%         6.6%

    The asset mix of the fund at quarter-end consisted of 80.2% utility common stocks, 19.7% preferred stocks and other fixed-income investments (including 3.1% in fixed income securities issued by utility companies), and 0.1% cash. The preferred allocation provides diversification benefits and helps increase the income potential of the fund.

    During the quarter, the fund's board of directors declared three monthly dividends of $0.10 per share, payable in April, May and June. This monthly rate represents an increase of $0.015 per share, or 17.6% over the prior monthly rate. In connection with this increase, the fund's board of directors announced the adoption of a level rate distribution policy. The new distribution rate reflects both the increased investment income that the fund's investment manager believes the fund will earn and the decision of the board of directors to augment investment income with the fund's capital, which has increased significantly since the fund's initial public offering

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The fund commenced operations on March 30, 2004.
(c) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(d) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

due to unrealized appreciation in the fund's portfolio investments.(e) As of March 4, 2005, the fund had unrealized appreciation in its portfolio investments equivalent to $4.27 per common share.

INVESTMENT REVIEW

    Reflecting strong fundamentals and attractive earnings and dividend growth, the utility sector outperformed the broader equity market during the first quarter of 2005. Favorable commodity prices, constructive regulation, and a focus on core businesses drove positive performance in early 2005 for many companies that previously faced the challenges of partial deregulation. In addition, because utilities represent the highest-yielding equity investments whose dividends are generally subject to the 15% federal tax rate, investor demand for shares of companies in this sector continued to escalate.

    Utilities have also benefited from fundamentals that are strong relative to the broader equity markets. While investors are concerned that rising interest rates will precipitate an economic slowdown and cause slower profit growth in many industries, we expect that the utility sector will produce strong earnings and dividend growth in 2005.

    Many utility companies raised their dividends in the first quarter, sustaining an upward pattern that began last year. Following a four-year halt on dividend payments, Pacific Gas and Electric Corp. (PG&E) reinstated its regular quarterly cash dividend. After emerging from bankruptcy -- a consequence of the California energy crisis -- PG&E now benefits from a favorable regulatory environment and favorable supply/demand fundamentals. Other companies that implemented significant dividend increases included Constellation Energy, Sempra Energy, and PPL Corp., up 17.5%, 16.0%, and 12.2%, respectively. In fact, over the 12 months ended 3/31/2005, 33 domestic electric utilities increased their dividends by an average of 14.8%. Twenty-two companies had no change in their dividends and no companies reduced their dividends.

    Two factors influenced our performance relative to the utility indexes: the strong performance of the independent power producers and our allocation to preferred stocks. Because their business models do not offer the stability and visibility of cash flows and attractive dividend income profiles offered by traditional utilities, our fund does not focus on independent power producers. Led by AES Corp., up 19.8% in the quarter, the independent power producer/distressed merchant group produced strong returns during the quarter (although returns varied widely by

-------------------
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

company). The fund's preferred and fixed income positions (20% at quarter end), which are utilized to enhance the income potential of the fund, detracted from performance due to pressure from rising interest rates.

    The fund's best performing sector during the quarter was the integrated electric group, which benefited from high commodity prices. Utilities with low-cost nuclear and coal-fired generation continued to sell excess production in a wholesale power market where pricing is increasingly determined by rising natural gas prices. Many utilities also own businesses engaged in natural gas exploration/production and gathering/processing, which have both benefited from high oil and gas prices.

    The fund's best performing investments were TXU Corp. and Duke Energy Corp., with returns of 24.3% and 11.7%, respectively. Both companies have profited from corporate restructuring under new management teams. Furthermore, each company has profited from higher crude oil or natural gas prices. Natural gas prices drive the price TXU charges customers for power in its retail electricity business. In addition, TXU's ongoing restructuring program, implemented by a new CEO, has also helped boost earnings growth. Duke Energy, the fund's top holding, is reaping incremental earnings from its natural gas gathering systems and processing plants, as natural gas liquid prices track higher crude oil prices. Duke also continues to benefit from the strategies implemented by a new CEO, who has successfully reduced debt while exiting merchant generation and energy trading operations.

    The electric distribution sector was the worst performing sector for the quarter, declining 0.9% due to a strong perception of interest rate sensitivity. National Grid Transco was the fund's worst performer in this sector, with a -2.6% total return. Hawaiian Electric Industries, Inc., which returned -11.5%, also detracted from performance due to apprehension that higher interest rates may pressure its large financial services business. Puget Energy also underperformed (-9.8% total return) due to expectations for a continued lag in regulatory recovery of its significant investments in electric generation infrastructure.

INVESTMENT OUTLOOK

    We expect that utilities will continue to demonstrate earnings and dividend growth that are attractive relative to the broader market. With increasing demand for power and strong cash flow, we believe that utilities can potentially provide investors with attractive income and capital appreciation. We also anticipate that as an aging population seeks more conservative, income-producing investments, investor demand in this sector will rise significantly. Favorable taxation, in our view, should also continue to be a catalyst for meaningful dividend growth. Further, we believe that utilities can continue to perform well, even if interest rates continue to rise, due to these important factors.

    Recent utility performance has demonstrated that the sector's attractive fundamentals can successfully withstand periods of rising interest rates. Since the Federal Reserve began raising interest rates on June 30, 2004, the utility sector's total return of 24.2% has outpaced the 4.9% total return for the S&P
500. During the first quarter, while ten-year Treasury bond yields increased 40 basis points to 4.48%, utility stocks posted a 4.7% total return, compared to -2.2% for the S&P 500.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

    In our view, utilities with low cost generation will continue to demonstrate the strongest profit growth. By selling into a power market driven up by higher natural gas prices, companies in this subsector, we believe, will see attractive profit margins from their unregulated fleets of nuclear and coal generation due to the relatively stable, lower costs for these fuels.

    Finally, the utility industry is enjoying a positive pricing environment as regulators have generally been looking favorably on companies seeking to raise rates in the retail market. Since the competitive market opened in Texas in 2002, for example, legislation has allowed rate increases to counter rising energy prices. An impending rate hike by TXU Corp., which we believe is likely to be in place this summer for the state's peak demand season, could potentially grow the company's cash flow from operations by as much as $275 million. Additionally, we anticipate that earnings growth from permitted rate hikes will help offset the costs of complying with environmental legislation.

    In summary, we remain optimistic on utility sector fundamentals in view of a positive regulatory environment, a strong emphasis on industry fundamentals and balance sheet repair, and favorable commodity prices. We will continue to seek to deliver attractive income and capital appreciation by concentrating on more traditional utilities that feature strong credit quality and consistent earnings and dividend growth. Coupled with the favorable tax treatment of qualified dividends, the aforementioned conditions give us confidence that Cohen & Steers Select Utility Fund is well positioned to meet our investment objectives.

Sincerely,

          MARTIN COHEN           ROBERT H. STEERS
          MARTIN COHEN           ROBERT H. STEERS
          President              Chairman

          ROBERT BECKER          WILLIAM F. SCAPELL
          ROBERT BECKER          WILLIAM F. SCAPELL
          Portfolio Manager      Portfolio Manager

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2005, AMPS represented 34% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 43% of our borrowings at an average interest rate of 3.97%, for an average remaining period of 3.7 years (when we first entered into the swaps, the average term was 4.5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                         LEVERAGE FACTS(a)

Leverage (as % of managed net assets)..............    34%
% Fixed Rate.......................................    43%
% Variable Rate....................................    57%
Average Rate on Swaps..............................  3.97%
Average Term on Swaps..............................   3.7 years
Current Rate on AMPS...............................   3.6%

-------------------
(a) Data as of March 31, 2005. Information is subject to change.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                               % OF
                                                                  MARKET      MANAGED
     SECURITY                                                      VALUE      ASSETS
     --------                                                   -----------   -------
 1.  Duke Energy Corp. .......................................  $69,439,591    4.75%
 2.  Exelon Corp. ............................................   65,873,443    4.51%
 3.  Southern Co. ............................................   62,148,075    4.25%
 4.  Ameren Corp. ............................................   61,135,074    4.18%
 5.  DTE Energy Co. ..........................................   52,511,208    3.59%
 6.  CINergy Corp. ...........................................   49,581,400    3.39%
 7.  PG&E Corp. ..............................................   49,204,091    3.37%
 8.  Entergy Corp. ...........................................   46,855,050    3.21%
 9.  FPL Group ...............................................   46,855,050    3.21%
10.  Equitable Resources......................................   44,648,112    3.06%

                            SECURITY TYPE BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                  [PIE CHART]



Common Stock                          79.88%
Preferred Securities - $25 Par Value  12.75%
Preferred Securities - Capital Trust   3.55%
Corporate Bond                         3.19%
Cash and Other Assets
  in Excess of Liabilities             0.63%


--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE          YIELD(a)
                                                ----------   --------------   ------------
COMMON STOCK                          120.44%(b)
  UTILITIES                           118.24%
    ELECTRIC -- INTEGRATED             92.88%
         Ameren Corp..........................   1,247,400   $   61,135,074       5.18%
         American Electric Power Co...........     409,000       13,930,540       4.11
         CINergy Corp.........................   1,239,300       50,216,436       4.74
         Cleco Corp...........................     246,700        5,254,710       4.23
         DTE Energy Co........................   1,154,600       52,511,208       4.53
         Dominion Resources...................     414,600       30,858,678       3.60
         Duke Energy Corp.....................   2,479,100       69,439,591       3.93
         E.ON AG (ADR)(c).....................     744,000       21,390,000       3.27
         Edison International.................   1,100,000       38,192,000       2.88
         Enel S.P.A., (ADR)c..................     151,100        7,254,311       4.50
         Entergy Corp.........................     696,350       49,204,091       3.06
         Exelon Corp..........................   1,435,464       65,873,443       3.49
         FirstEnergy Corp.....................     478,100       20,056,295       3.93
         FPL Group............................   1,167,000       46,855,050       3.54
         Hawaiian Electric Industries.........     890,700       22,730,664       4.86
         NiSource.............................     339,000        7,725,810       4.04
         PG&E Corp............................   1,454,000       49,581,400       3.52
         PPL Corp.............................     387,000       20,894,130       3.41
         Pacific Gas & Electric Co............      25,600          670,720       4.16
         Pinnacle West Capital Corp...........   1,044,600       44,405,946       4.47
         Progress Energy......................     423,750       17,776,313       5.63
         Public Service Enterprise Group......     811,400       44,132,046       4.12
         Puget Energy.........................     226,000        4,981,040       4.54
         SCANA Corp...........................     111,700        4,269,174       4.08
         Scottish Power plc (ADR)(c)..........     342,000       10,670,400       4.10
         Southern Co..........................   1,952,500       62,148,075       4.49
         TXU Corp.............................     495,000       39,416,850       2.83
         Xcel Energy..........................   2,230,000       38,311,400       4.83
                                                             --------------
                                                                899,885,395
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.
(c) (ADR) American Depositary Receipt.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    ELECTRIC -- DISTRIBUTION           12.39%
         Consolidated Edison..................     949,200   $   40,037,256       5.41%
         Energy East Corp.....................     224,700        5,891,634       4.20
         National Grid Transco plc (ADR)(c)...     701,300       32,785,775       4.56
         NSTAR................................     197,000       10,697,100       4.27
         Pepco Holdings.......................   1,459,200       30,628,608       4.76
                                                             --------------
                                                                120,040,373
                                                             --------------
    GAS -- DISTRIBUTION                 4.69%
         AGL Resources........................     261,000        9,116,730       3.55
         Atmos Energy Corp....................     460,500       12,433,500       4.59
         Sempra Energy........................     213,000        8,485,920       2.91
         Vectren Corp.........................     579,867       15,447,657       4.43
                                                             --------------
                                                                 45,483,807
                                                             --------------
    GAS -- INTEGRATED                   8.28%
         Equitable Resources..................     777,300       44,648,112       2.65
         KeySpan Corp.........................     912,400       35,556,228       4.67
                                                             --------------
                                                                 80,204,340
                                                             --------------
         TOTAL UTILITIES......................                1,145,613,915
                                                             --------------
    UTILITY -- FOREIGN                  1.00%
       ELECTRIC -- INTEGRATED
         RWE AG...............................     100,000        6,047,242       3.19
         Scottish and Southern Energy.........     217,900        3,629,807       4.50
                                                             --------------
                                                                  9,677,049
                                                             --------------
    TELECOMMUNICATION SERVICES          1.20%
         FairPoint Communications.............     780,000       11,676,600      10.02
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $1,026,299,154).......                1,166,967,564
                                                             --------------
PREFERRED SECURITIES -- $25 PAR VALUE  19.22%
  BANK                                  0.56%
         Chevy Chase Bank, 8.00%, Series C....      87,100        2,421,380       7.19
         First Republic Bank, 6.70%,
            Series A..........................     118,700        3,003,110       6.65
                                                             --------------
                                                                  5,424,490
                                                             --------------
  BANK -- FOREIGN                       0.12%
         Northern Rock, 8.00% Series..........      45,000        1,128,884       7.97
                                                             --------------

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
  INSURANCE                             0.11%
         RenaissanceRE Holdings Ltd., 6.08%,
            Series C..........................      46,100   $    1,087,960       6.41%
                                                             --------------
  MEDIA                                 0.37%
         Liberty Media Corp., 8.75%
            (CBTCS)(b)........................      22,100          562,445       8.60
         Liberty Media Corp., 8.75%
            (PPLUS)(c)........................      20,700          530,541       8.53
         Shaw Communications, 8.50%, Series B
            (COPrS)(a)........................      99,600        2,502,948       8.46
                                                             --------------
                                                                  3,595,934
                                                             --------------
  REAL ESTATE                          16.09%
    DIVERSIFIED                         2.44%
         Bedford Property Investors, 7.625%,
            Series B..........................     205,350        5,113,215       7.66
         Digital Realty Trust, 8.50%,
            Series A..........................      56,000        1,456,000       8.17
         Forest City Enterprises, 7.375%,
            Class A...........................      80,800        2,036,160       7.32
         iStar Financial, 7.875%, Series E....     270,700        6,881,194       7.74
         iStar Financial, 7.80%, Series F.....     132,000        3,412,200       7.54
         iStar Financial, 7.50%, Series I.....     113,940        2,831,409       7.55
         Lexington Corporate Properties Trust,
            8.05%, Series B...................      75,000        1,963,500       7.69
                                                             --------------
                                                                 23,693,678
                                                             --------------
    HEALTH CARE                         2.21%
         Health Care REIT, 7.875%, Series D...      72,550        1,817,377       7.86
         Health Care REIT, 7.625%, Series F...     218,800        5,470,000       7.62
         LTC Properties, 8.00%, Series F......     547,713       14,092,655       7.77
                                                             --------------
                                                                 21,380,032
                                                             --------------
    HOTEL                               1.40%
         Ashford Hospitality Trust, 8.55%,
            Series A..........................     156,500        4,144,120       8.07
         Equity Inns, 8.75%, Series B.........      75,900        1,952,907       8.52
         Host Marriott Corp., 8.875%,
            Series E..........................     100,000        2,695,000       8.23
         Innkeepers USA, 8.00%, Series C......     189,400        4,753,940       7.97
                                                             --------------
                                                                 13,545,967
                                                             --------------

-------------------
(a) (COPrS) Canadian Origin Preferred Securities
(b) (CBTCS) Corporate Backed Trust Certificates
(c) (PPLUS) Preferred Plus Trust

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    OFFICE                              4.75%
         Alexandria Real Estate Equities,
            8.375%, Series C..................     514,000   $   13,489,930       8.05%
         Brandywine Realty Trust, 7.50%,
            Series C..........................      75,819        1,880,311       7.56
         Corporate Office Properties Trust,
            8.00%, Series G...................      38,486          965,999       7.97
         CRT Properties, 8.50%, Series A......      35,335          918,710       8.17
         Highwoods Properties, 8.00%,
            Series B..........................      26,435          661,404       7.99
         Highwoods Properties, 8.00%,
            Series D..........................      33,058          826,450       8.00
         Maguire Properties, 7.625%,
            Series A..........................     495,626       12,316,306       7.67
         SL Green Realty Corp., 7.625%,
            Series C..........................     247,000        6,261,450       7.55
         SL Green Realty Corp., 7.875%,
            Series D..........................     347,333        8,742,372       7.82
                                                             --------------
                                                                 46,062,932
                                                             --------------
    OFFICE/INDUSTRIAL                   1.01%
         PS Business Parks, 7.00%, Series H...      75,700        1,837,996       7.20
         PS Business Parks, 6.875%,
            Series I..........................      54,950        1,272,642       7.42
         PS Business Parks, 7.95%, Series K...     252,000        6,640,200       7.54
                                                             --------------
                                                                  9,750,838
                                                             --------------
    RESIDENTIAL -- APARTMENT            0.54%
         Apartment Investment & Management
            Co., 7.75%, Series U..............      30,000          735,600       7.90
         Apartment Investment & Management
            Co., 8.00%, Series V..............      87,000        2,170,650       8.02
         Apartment Investment & Management
            Co., 7.875%, Series Y.............      93,000        2,301,750       7.95
                                                             --------------
                                                                  5,208,000
                                                             --------------
    SHOPPING CENTER                     2.53%
       COMMUNITY CENTER                 1.90%
         Cedar Shopping Centers, 8.875%,
            Series A..........................     300,000        7,875,000       8.45
         Developers Diversified Realty Corp.,
            7.375%, Series H..................      25,000          629,250       7.33
         Developers Diversified Realty Corp.,
            7.50%, Series I...................     302,000        7,613,420       7.44
         Kramont Realty Trust, 8.25%,
            Series E..........................      22,300          565,528       8.13
         Saul Centers, 8.00%, Series A........      67,500        1,711,800       7.89
                                                             --------------
                                                                 18,394,998
                                                             --------------

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                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
       REGIONAL MALL                    0.63%
         CBL & Associates Properties,
            7.75%, Series C...................     126,931   $    3,236,740       7.60%
         Mills Corp., 9.00%, Series C.........      43,300        1,132,728       8.60
         Mills Corp., 8.75%, Series E.........      40,700        1,063,084       8.37
         Taubman Centers, 8.00%, Series G.....      25,000          647,500       7.72
                                                             --------------
                                                                  6,080,052
                                                             --------------
         TOTAL SHOPPING CENTER................                   24,475,050
                                                             --------------
    SPECIALTY                           1.21%
         Capital Automotive REIT, 6.75%.......     125,000        3,113,750       6.77
         Capital Automotive REIT, 7.50%,
            Series A..........................      95,102        2,353,774       7.58
         Capital Automotive REIT, 8.00%,
            Series B..........................     240,400        6,274,440       7.66
                                                             --------------
                                                                 11,741,964
                                                             --------------
         TOTAL REAL ESTATE....................                  155,858,461
                                                             --------------
  UTILITIES                             1.97%
    ELECTRIC -- INTEGRATED              1.36%
         Pacific Gas and Electric Co.,
            6.57%, Series.....................     240,833        6,141,241       6.49
         Southern California Edison Co.,
            7.23%, Series A...................      70,000        7,064,750       7.16
                                                             --------------
                                                                 13,205,991
                                                             --------------
    GAS -- DISTRIBUTION                 0.61%
         Southern Union Co., 7.55%,
            Series C..........................     222,500        5,942,975       7.07
                                                             --------------
         TOTAL UTILITIES......................                   19,148,966
                                                             --------------
              TOTAL PREFERRED SECURITIES --
                $25 PAR VALUE (Identified
                cost -- $180,733,902).........                  186,244,695
                                                             --------------
PREFERRED SECURITIES -- CAPITAL TRUST   5.36%
  DIVERSIFIED FINANCIAL SERVICES        1.59%
         Old Mutual Capital Funding,
            8.00%, due 5/29/49 (Eurobond).....  14,850,000       15,344,253       7.74
                                                             --------------
  ELECTRIC -- INTEGRATED                1.45%
         DPL Capital Trust II, 8.125%,
            due 9/1/31........................   3,000,000        3,472,260       7.02
         Duquesne Light Co., 6.50%,
            Series H..........................     194,900       10,576,248       6.03
                                                             --------------
                                                                 14,048,508
                                                             --------------

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
  FOOD                                  1.03%
         Dairy Farmers of America, 7.875%,
            144A(a)...........................      70,000   $    7,107,940       7.76%
         Gruma S.A., 7.75%, due 12/29/49,
            144A(a)...........................   3,000,000        2,871,807       8.10
                                                             --------------
                                                                  9,979,747
                                                             --------------

  INSURANCE -- MULTI-LINE               0.88%
         AFC Capital Trust I, 8.207%, due
            2/3/27, Series B..................   8,000,000        8,537,968       7.69
                                                             --------------
  OIL -- EXPLORATION AND PRODUCTION     0.41%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................   4,000,000        3,975,356       7.80
                                                             --------------
             TOTAL PREFERRED SECURITIES --
               CAPITAL TRUST (Identified
               cost -- $50,621,266)                              51,885,832
                                                             --------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CORPORATE BOND                          4.81%
  AUTOMOTIVE                            0.20%
         General Motors Corp., 9.40%,
            due 7/15/21.......................     $ 2,000,000        1,884,908
                                                                 --------------
  MEDIA                                 1.45%
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A..........       4,500,000        4,646,250
         CSC Holdings, 7.875%, due 2/15/18....       2,500,000        2,662,500
         Liberty Media Corp., 8.25%,
            due 2/1/30........................       1,500,000        1,525,082
         Rogers Cable, 8.75%, due 5/01/32.....       4,500,000        5,242,500
                                                                 --------------
                                                    13,000,000       14,076,332
                                                                 --------------
  CELLULAR TELECOMMUNICATIONS           0.15%
         Rogers Wireless Communications,
            7.50%, due 3/15/15, 144A..........       1,400,000        1,452,500
                                                                 --------------
  INSURANCE                             0.77%
         Liberty Mutual Insurance,
            7.697%, due 10/15/97..............       7,000,000        7,487,438
                                                                 --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                    PRINCIPAL
                                                     AMOUNT          VALUE
                                                   -----------   --------------
  MEDICAL -- HOSPITALS                  1.12%
         Columbia/HCA, 8.36%, due 4/15/24.....     $ 3,000,000   $    3,301,218
         Columbia/HCA, 7.75%, due 7/15/36.....       1,000,000        1,032,860
         Columbia/HCA, 7.50%, due 11/15/95....       6,800,000        6,558,491
                                                                 --------------
                                                                     10,892,569
                                                                 --------------
  SPECIAL PURPOSE ENTITY                0.18%
         Valor Telecom Enterprise, 7.75%,
            due 02/15/15(a)...................       1,750,000        1,697,500
                                                                 --------------
  TELEPHONE -- INTEGRATED               0.94%
         Citizens Communications Co.,
            9.00%, due 8/15/31................       8,700,000        9,091,500
                                                                 --------------
              TOTAL CORPORATE BOND
                (Identified cost --
                $46,585,076)..................                       46,582,747
COMMERCIAL PAPER                        0.34%
         Prudential FDG Corp., 2.12%, due
            04/01/05 (Identified cost --
            $3,314,000).......................       3,314,000        3,314,000
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,307,553,398)............ 150.17%                     1,454,994,838(b)

OTHER ASSETS IN EXCESS OF
  LIABILITIES........................   0.61%                         5,906,000
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M7,
  SERIES T7, SERIES W7, SERIES TH28,
  SERIES F7 (Equivalent to $25,000
  per share based on 3,400 shares
  outstanding per class) AND SERIES
  T28 (Equivalent to $25,000
  per share based on 2,680 shares
  outstanding)....................... (50.78)%                      (492,000,000)
                                      ------                      --------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $22.37 per share
  based on 43,320,750 shares of
  capital stock outstanding)......... 100.00%                     $  968,900,838
                                      ======                      ==============

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.
(b) At March 31, 2005, net unrealized appreciation was $147,441,440 based on cost for federal income tax purposes of $1,307,553,398. This consisted of aggregate gross unrealized appreciation on investments of $154,067,638 and aggregate gross unrealized depreciation on investments of $6,626,198.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at March 31, 2005 are as follows:

                              NOTIONAL     FIXED    FLOATING RATE(a)                      UNREALIZED
       COUNTERPARTY            AMOUNT       RATE    (RESET MONTHLY)   TERMINATION DATE   APPRECIATION
---------------------------    ------       ----    ----------------  ----------------   ------------
Merrill Lynch Derivative
  Products AG..............  $40,000,000   3.822%        2.69%          June 1, 2008      $  559,963
Merrill Lynch Derivative
  Products AG..............  $40,000,000   3.995%       2.745%          July 7, 2009         681,944
Merrill Lynch Derivative
  Products AG..............  $35,000,000   4.085%        2.85%          May 27, 2009         470,621
Royal Bank of Canada.......  $35,000,000   3.890%        2.85%          May 19, 2008         423,030
Royal Bank of Canada.......  $30,000,000   4.077%        2.69%          June 1, 2009         373,917
UBS AG.....................  $32,500,000   3.977%        2.83%         June 17, 2008         318,069
                                                                                          ----------
                                                                                          $2,827,543
                                                                                          ----------
                                                                                          ----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2005.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2004............                 $969,412,739            $22.38
    Net investment income..................  $ 14,621,860                  $ 0.34
    Net realized and unrealized loss on
       investments and interest rate swap
       transactions........................      (980,675)                  (0.02)
Distributions from net investment income
  to:
    Common shareholders....................   (11,046,791)                  (0.26)
    Preferred shareholders.................    (3,106,295)                  (0.07)
                                             ------------                  ------
Net decrease in net asset value............                     (511,901)            (0.01)
                                                            ------------            ------
End of period: 3/31/2005...................                 $968,900,838            $22.37
                                                            ------------            ------
                                                            ------------            ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                              AVERAGE ANNUAL TOTAL RETURN
                         (PERIOD ENDED MARCH 31, 2005) (UNAUDITED)

   BASED ON NET ASSET VALUE              BASED ON MARKET PRICE
------------------------------       ------------------------------
               SINCE INCEPTION                      SINCE INCEPTION
ONE YEAR          (3/30/04)          ONE YEAR          (3/30/04)
--------       ---------------       --------       ---------------
 23.28%            23.02%              0.74%              0.79%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                                PRIVACY POLICY *

    In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

    We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

    We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

    The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

-------------------
* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR TOTAL RETURN:                                    FOR TOTAL RETURN:

                COHEN & STEERS                                       COHEN & STEERS
                REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

           FOR HIGH CURRENT INCOME:                           FOR CAPITAL APPRECIATION:

                 COHEN & STEERS                                   COHEN & STEERS
               REALTY INCOME FUND                               REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR TOTAL RETURN:                                 FOR TOTAL RETURN:

                COHEN & STEERS                                    COHEN & STEERS
          INTERNATIONAL REALTY FUND                                UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
       FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND
                       OTHER INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS                      KEY INFORMATION

Robert H. Steers                            INVESTMENT MANAGER
Director and chairman                       Cohen & Steers Capital Management, Inc.
                                            757 Third Avenue
Martin Cohen                                New York, NY 10017
Director and president                      (212) 832-3232

Bonnie Cohen
Director                                    FUND SUBADMINISTRATOR AND CUSTODIAN
                                            State Street Bank and Trust Company
George Grossman                             225 Franklin Street
Director                                    Boston, MA 02110

Richard E. Kroon                            TRANSFER AGENT -- COMMON SHARES
Director                                    Equiserve Trust Company
                                            250 Royall Street
Richard J. Norman                           Canton, MA 02021
Director                                    (800) 426-5523

Frank K. Ross                               TRANSFER AGENT -- PREFERRED SHARES
Director                                    The Bank of New York
                                            100 Church Street
Willard H. Smith Jr.                        New York, NY 10007
Director
                                            LEGAL COUNSEL
C. Edward Ward, Jr.                         Simpson Thacher & Bartlett LLP
Director                                    425 Lexington Avenue
                                            New York, NY 10017
Robert Becker
Vice president                              New York Stock Exchange Symbol: UTF

Adam Derechin                               Web site: cohenandsteers.com
Vice president and assistant treasurer
                                            This report is for shareholder
John McLean                                 information. This is not a
Chief compliance officer                    prospectus intended for use in the
                                            purchase or sale of fund shares.
William F. Scapell                          Past performance is of course no
Vice president                              guarantee of future results and
                                            your investment may be worth more
Lawrence B. Stoller                         or less at the time you sell.
Assistant secretary


--------------------------------------------------------------------------------
                                       20

                            COHEN & STEERS
                         -------------------
                         SELECT UTILITY FUND



                          QUARTERLY REPORT
                           MARCH 31, 2005

COHEN & STEERS
SELECT UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

  ANNOUNCING OUR NEW OPEN-END FUND, COHEN & STEERS INTERNATIONAL REALTY FUND